UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2007

BROADRIDGE FINANCIAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

001-33220	33-1151291
(Commission file number)	(I.R.S. Employer Identification No.)

2 JOURNAL SQUARE PLAZA, JERSEY CITY, NJ 07306

(Address of principal executive offices)

Registrant’s telephone number, including area code: (201) 714-3000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 2, 2007, the Compensation Committee of the Board of Directors of Broadridge Financial Solutions, Inc. (the “Company”) instituted a special one-time bonus arrangement for the Company’s Chief Executive Officer, Richard J. Daly. This special arrangement, which was instituted pursuant to the Company’s 2007 Omnibus Award Plan, has a target bonus payout of $500,000, dependent upon objective pre-established performance measurements based on net operating income to be achieved by the Company during the six-month period commencing July 1, 2007 and ending December 31, 2007. Under this special arrangement, the target bonus payout shall be adjusted depending on the Company’s performance against the measurement criteria and for the effects of various events including acquisitions, dispositions, changes in accounting rules or other extraordinary items occurring during such six-month period. The payment is to be made in cash no later than February 29, 2008; provided Mr. Daly is employed at the Company on the payment date.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On August 2, 2007, the Company’s Board of Directors adopted a Code of Ethics for the Company’s Principal Executive Officer and Senior Financial Officers. A copy of the Code of Ethics is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01	Other Events.

On August 2, 2007, the Company issued a press release announcing that its Board of Directors had declared a quarterly dividend of $0.06 per share. The dividend is payable on October 1, 2007 to shareholders of record at the close of business on September 14, 2007. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The Company’s 2007 Annual Meeting of Stockholders will be held on November 27, 2007 at such place and time as will be set forth in the Company’s proxy statement relating to that meeting. Only stockholders of record at the close of business on October 17, 2007 (the “Record Date”) will be entitled to notice of, and to vote at, the 2007 Annual Meeting, or any adjournment thereof, notwithstanding the transfer of any stock on the books of the Company after the Record Date.

Item 9.01.	Financial Statements and Exhibits.

Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Code of Ethics for Principal Executive Officer and Senior Financial Officers

99.2	Press release dated August 2, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 8, 2007

BROADRIDGE FINANCIAL SOLUTIONS, INC.

By:	/s/ Adam D. Amsterdam
Name: Adam D. Amsterdam
Title: Vice President, General Counsel and Secretary